UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025

HARROW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1A Burton Hills Blvd., Suite 200
Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock, $0.001 par value per share	HROW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 17, 2025, Harrow, Inc. (the “Company”) completed the previously announced acquisition of Melt Pharmaceuticals, Inc. (“Melt”) pursuant to the Agreement and Plan of Merger, dated September 24, 2025 (the “Merger Agreement”), by and among the Company, Harrow Acquisition Sub, Inc., Melt, and the stockholder representative.

The material terms of the Merger Agreement and the related milestone payment agreement were previously described in the Company’s Current Report on Form 8-K filed on September 26, 2025, which description is incorporated herein by reference.

At closing, the Company paid approximately $4.3 million in cash as initial consideration for the remaining equity interests of Melt. The contingent regulatory and commercial milestone payments described in the Company’s September 26, 2025 Form 8-K remain unchanged.

All closing conditions under the Merger Agreement were satisfied or waived, and the merger became effective on November 17, 2025.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent applicable, the disclosure included in Item 2.01 of this Current Report on Form 8-K regarding the potential future issuance of shares of the Company’s common stock in connection with the Melt acquisition is incorporated by reference into this Item 3.02. Any such shares would be issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On November 18, 2025, the Company issued a press release announcing the closing of the Melt acquisition. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by Harrow, Inc. on November 18, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW, INC.

Dated: November 18, 2025	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	President & Chief Financial Officer